Exhibit 99.1

Acer Therapeutics Announces OLPRUVA™ Commercial Launch Progressing Ahead of Schedule

Availability: OLPRUVA™ drug in channel now anticipated in mid-June 2023

Awareness: 70% of metabolic treatment providers surveyed by Acer at SIMD Annual Meeting indicated an interest in treating at least one of their patients with OLPRUVA™ in 2023

Reimbursement: Acer engaged in discussions with payers representing a substantial majority of covered lives

NEWTON, MA – May 1, 2023 – Acer Therapeutics Inc. (Nasdaq: ACER), a pharmaceutical company focused on the acquisition, development and commercialization of therapies for serious, rare and life-threatening diseases with significant unmet medical needs, today announced an update on progress in support of its commercial launch of OLPRUVA™ (sodium phenylbutyrate) for oral suspension, including drug availability now expected earlier than anticipated in mid-June 2023, subject to additional capital.

“Since the U.S. FDA approval of OLPRUVA™ at the end of 2022, we and our partners have been working diligently to bring this innovative treatment option to UCD patients in need as soon as possible,” said Chris Schelling, CEO and Founder of Acer. “As a result of these efforts, I am pleased to report we are ahead of our anticipated launch schedule and now expect drug availability beginning in mid-June 2023. We have also made significant progress in our ongoing discussions with payers regarding reimbursement, increased physician awareness and interest, and built out our patient support and fulfillment program. We look forward to continued progress across these and other launch initiatives and to delivering OLPRUVA™ to patients starting in mid-June 2023, subject to additional capital.”

Availability

As a result of the ongoing launch readiness efforts by Acer representatives and its manufacturing partners, Acer now expects select OLPRUVA™ dose levels to be available to patients beginning in mid-June 2023, at which time representatives from Acer’s patient support service will be available to begin accepting prescriptions. Acer expects to publish OLPRUVA™’s list price, or wholesale acquisition cost (WAC), in mid-to-late May.

Patient and Physician Awareness

Acer has also made significant progress in support of its objective to raise awareness for OLPRUVA™ as a new, alternative treatment option for certain UCD patients. Most recently, the

Company attended and exhibited at the 44th Annual Meeting of the Society for Inherited Metabolic Disorders (SIMD), in March 2023.

During the annual meeting, the Company met with 33 metabolic treatment providers -- including nurse practitioners, registered dieticians, and physicians – from 24 metabolic treatment centers throughout the U.S. Of those metabolic treatment providers surveyed by Acer, 70% expressed a high interest in treating at least one of their patients with OLPRUVA™ in 2023. Providers surveyed also stated they viewed OLPRUVA™ as an attractive alternative therapy for UCD patients citing that despite available nitrogen scavengers in the market today, there are still unmet needs for UCD patients that may likely be addressed by prescribing OLPRUVA™.

Reimbursement

Acer Therapeutics has been engaged with both commercial and government payers as the Company anticipates approximately 50% of OLPRUVA™ prescriptions to be reimbursed through Medicaid, 45% through commercial payers, and 5% Medicare Part D. The Company is in discussions with the major pharmacy benefits managers (PBM) and group purchasing organizations (GPO) representing a substantial majority of covered lives, and Acer believes it will begin attaining OLPRUVA™ commercial insurance coverage in 2H 2023. The Company is also in negotiations with Medicaid payers in key priority states with the goal of attaining reimbursement for OLPRUVA™ Medicaid patients starting in Q3 2023.

Patient Support

Acer has also established and staffed its patient support program, Navigator by Acer Therapeutics, that includes a suite of services designed to provide streamlined and efficient prescription management -- including benefits verification, education, and home delivery -- and personalized support for OLPRUVA™ patients.

New FDA-Approved UCD Treatment Option: OLPRUVA™

ACER-001 (sodium phenylbutyrate) was approved for the treatment of certain UCDs in December 2022 and is marketed under the brand name, OLPRUVA™. OLPRUVA™ (sodium phenylbutyrate) for oral suspension is a prescription medicine used along with certain therapy, including changes in diet, for the long-term management of adults and children weighing 44 pounds (20 kg) or greater and with a body surface area (BSA) of 1.2 m2 or greater, with urea cycle disorders (UCDs), involving deficiencies of carbamylphosphate synthetase (CPS), ornithine transcarbamylase (OTC), or argininosuccinic acid synthetase (AS).1 Please see Important Safety

Information (https://olpruva.com/#ImportantSafetyInformation) and full Prescribing Information (https://olpruva.com/wp-content/uploads/OLPRUVA-Prescribing-Information.pdf), including Patient Information (https://olpruva.com/wp-content/uploads/OLPRUVA-Patient-Information.pdf).

About Acer Therapeutics

Acer is a pharmaceutical company focused on the acquisition, development and commercialization of therapies for serious rare and life-threatening diseases with significant unmet medical needs. In the U.S., OLPRUVA™ (sodium phenylbutyrate) is approved for the treatment of urea cycle disorders (UCDs) involving deficiencies of carbamylphosphate synthetase (CPS), ornithine transcarbamylase (OTC), or argininosuccinic acid synthetase (AS). Acer is also advancing a pipeline of investigational product candidates for rare and life-threatening diseases, including: OLPRUVA™ (sodium phenylbutyrate) for treatment of various disorders, including Maple Syrup Urine Disease (MSUD); EDSIVO™ (celiprolol) for treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation; and ACER-801 (osanetant) for treatment of Vasomotor Symptoms (VMS), post-traumatic stress disorder (PTSD) and prostate cancer. For more information, visit www.acertx.com.

References

1.
OLPRUVA™ (sodium phenylbutyrate) for oral suspension. Prescribing information. Newton, MA: Acer Therapeutics Inc.

Acer Forward-Looking Statements

This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release are forward-looking statements. Examples of such statements include, but are not limited to, statements about survey data to be presented, including the timing, detail and content thereof, and OLPRUVA™ launch activities, including timing thereof, the the addition of resources, the launch of patient support services, discussions with payers and organizations, and the Company’s pricing strategy and related plans and expectations. Our efforts to commercialize OLPRUVA™ for oral suspension in the U.S. for the treatment of certain patients with UCDs involving deficiencies of CPS, OTC, or AS are at an early stage, we currently do not have fully developed marketing and sales capabilities, and there is no guarantee that we will be successful in our commercialization efforts. Our pipeline products (including OLPRUVA™ for indications other than UCDs) are under investigation and their safety and efficacy have not been established and there is no guarantee that any of our investigational products in development will receive health authority approval or become commercially available for the uses being investigated. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the availability of financing to fund our commercialization efforts, our pipeline product development programs and general corporate operations as well as risks related to drug development and the regulatory approval process, including the timing and requirements of regulatory actions. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You may access these documents for no charge at http://www.sec.gov.

Corporate and IR Contacts

Jim DeNike

Acer Therapeutics Inc.

jdenike@acertx.com

+1-844-902-6100

Nick Colangelo

Gilmartin Group

nick@gilmartinIR.com

+1-332-895-3226